EXHIBIT 99.2

willistowerswatson.com willistowerswatson.com Willis Towers Watson Earnings Release Supplemental Materials 2020 First Quarter Financial Results April 30, 2020 © 2020 Willis Towers Watson. All rights reserved.

Willis Towers Watson Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as "may", "will", "would", "expect", "anticipate", "believe", "estimate", "plan", "intend", "continue", or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, such things as our outlook, impact of the COVID-19 coronavirus on our business, our pending business combination with Aon plc, future capital expenditures, ongoing working capital efforts, future share repurchases, growth in revenue, the impact of changes to tax laws on our financial results, existing and evolving business strategies and acquisitions (including the acquisitions of TRANZACT and Unity Group) and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing organizational and technology changes, including investments in improving systems and processes, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained herein, including the following: the ability of the company to successfully establish, execute and achieve its global business strategy as it evolves; changes in demand for our services, including any decline in consulting services, defined benefit pension plans or the purchasing of insurance; changes in general economic, business and political conditions, including changes in the financial markets; the risk that the COVID-19 coronavirus materially and adversely impacts the demand for our products and services and cash flow, and/or continues to materially impact our business operations; the risks relating to our pending business combination with Aon plc announced in March 2020, including, among others, our ability to consummate the transaction, including on the terms of the business combination agreement, on the anticipated timeline, and/or with the required shareholder and regulatory approvals; significant competition that the company faces and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals; failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk the Stanford litigation settlement approval will be overturned on appeal, the risk that the Stanford bar order may be challenged in other jurisdictions, and the risk that the charge related to the Stanford settlement may not be deductible; the risk of material adverse outcomes on existing litigation or investigation matters; changes in the regulatory environment in which the company operates, including, among other risks, the impact of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; the company's ability to make divestitures or acquisitions and its ability to integrate or manage such acquired businesses (including the recently completed acquisitions of TRANZACT and Unity Group); our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; the ability to comply with complex and evolving regulations related to data privacy and cyber security; the ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the potential impact of the change in the method for determining LIBOR; the ability of the company to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party services; the loss of key employees; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the United States healthcare system, including those related to Medicare; the risk that the company may not be able to repurchase the intended number of outstanding shares due to M&A activity or investment opportunities, market or business conditions, or other factors; the inability to protect the company's intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in the company's pension assets and liabilities; the company's capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; the ability of the company to obtain financing on favorable terms or at all; adverse changes in the credit ratings of the company; the impact of recent changes to U.S. tax laws, including on our effective tax rate, and the enactment of additional, or the revision of existing, state, federal, and/or foreign regulatory and tax laws and regulations; U.S. federal income tax consequences to U.S. persons owning at least 10% of the company's shares; changes in accounting principles, estimates or assumptions; fluctuation in revenue against the company's relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the United States and potentially affording less protections to the holders of our securities; and the company's holding company structure potentially preventing it from being able to receive dividends or other distributions in needed amounts from our subsidiaries. These factors also include those described under "Risk Factors" in the company's most recent 10-K filing and subsequent filings filed with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against relying on these forward-looking statements.

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willistowerswatson.com Willis Towers Watson Non - GAAP Measures © 2020 Willis Towers Watson. All rights reserved. In order to assist readers of our consolidated financial statements in understanding the core operating results that Willis T owe rs Watson’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted O perating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Ra te and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as fo reign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to t he Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAA P financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be mat eri ally different than the non - GAAP measures. 2

willistowerswatson.com © 2020 Willis Towers Watson. All rights reserved. 3 Our Global Response To COVID - 19 As a company, we are closely monitoring the spread and impact of COVID - 19 while adhering to government health directives . We have implemented restrictions on business travel, office access, meetings and events. We have thorough business continuity and incident management processes in place that have been activated globally, including split team operations and work - from - home protocols for essential workers We are communicating frequently with clients and critical vendors, while meeting our objectives via remote working capabilities , overseen and coordinated by our incident management response team. The global and rapid nature of the COVID - 19 pandemic is presenting unprecedented global health and economic challenges to our clients, colleagues, suppliers, and quickly changed the way we do business at Willis Towers Watson Protecting people Managing risk Safeguarding capital Preparing for recovery

willistowerswatson.com © 2020 Willis Towers Watson. All rights reserved. 4 Client Winning Solutions Safeguard Our Business Our primary focus during this crisis has been and continues to be 1 Client Winning Solutions Willis Towers Watson is rising to meet our clients’ evolving needs and challenges during this extraordinary time. During these critical times, we are creating leading content and providing innovative resources to help our clients address COVID - 19 related issues such as health and wellbeing program access, remote workforce management, complex claims and heightened risk exposures, and navigating the capital and liquidity uncertainty. 2 Colleague Health & Wellbeing The health and wellbeing of our colleagues, their families, and the communities we serve around the world continue to be our utmost priority and are an important part of every decision we make. Despite the challenges, our colleagues around the world have adapted to the new remote working arrangements, and at the same time, continue to deliver high quality services and solutions to our clients and to each other. 3 Safeguard Our Business We empowered all colleagues and activated dedicated teams with broad scope to reinforce our business fundamentals and safeguard the financial strength of Willis Towers Watson. We expect the pandemic to negatively impact demand and cash flow from our solutions and services. We’ve done comprehensive contingency planning, scenario modeling, and capital and liquidity stress testing to assess the implications to our business and identified action plans to help mitigate the financial impact and secure our future. Colleague Health & Wellbeing

willistowerswatson.com Q1 2020 GAAP Financial Results Key Figures © 2020 Willis Towers Watson. All rights reserved. 5 $USD million, except EPS and % Three months ended March 31, 2019 2020 Revenue as reported % change $2,312 $2,466 +7% Income from Operations as reported % change $359 $360 +0% Operating Margin % as reported change, basis points 15.5% 14.6% - 90 bps Net Income attributable to Willis Towers Watson as reported % change $287 $305 +6% Diluted EPS as reported % change $2.20 $2.34 +6% Operating Cash Flow as reported % change - $47 $23 +149%

Q1 2020 Key Figures, Includes Non-GAAP Financial Results

Willis Towers Watson reports solid first quarter 2020 earnings

Total Revenue

$2.5B

Q1 2020 Revenue

Resilient Recurring Revenue Base

Delivered a solid 4% organic revenue growth for the quarter driven by strong client retention during the onset of a challenging economic environment

This reflects our commitment to our clients and their rapidly evolving needs as they continue to navigate unprecedented business disruptions

+4%	+5%
Q1 2020 *Organic %*	Q1 2019 *Organic %*

Adj. Diluted EPS[1]

$3.34

Q1 2020 Adj. Diluted EPS

Strong Earnings Growth

Strong 12% adjusted EPS growth underpinned by both growth in core operations (adj. operating income) as well as non-operating activities (other income, net) slightly offset by -$0.03 EPS in foreign currency headwind

+12%	$2.98
Q1 2020	Q1 2019

Adj. Operating Margin[1]

21.3%

Q1 2020
Adj. Operating Margin

Core Margin Expansion

+40 bps of solid core margin expansion when normalized for the acquisition of TRANZACT

Organic revenue growth and operating leverage improvement drove core margin expansion during the quarter

Flat	21.3%
Q1 2020	Q1 2019

Free Cash Flow[1]

-$43M

Free Cash Flow three months ended March 31, 2020

Reinforcing Business Fundamentals

Reinforcing our business fundamentals to safeguard WTW's financial strength and flexibility with a keen focus on cash generation and liquidity

Continued focus on cash generation with +$61m free cash flow growth driven primarily by working capital improvement

+$61M	-$104M
Q1 2020	Q1 2019

1 Signifies Non-GAAP financial measures. See appendix for Non-GAAP reconciliations.

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willistowerswatson.com Organic Revenue Growth % Organic Growth Continued Across All Segments Our commitment to our clients and colleagues is key to our business resilience © 2020 Willis Towers Watson. All rights reserved. 7 HCB organic revenue growth was led by Health and Benefits driven by continued expansion of our client portfolio outside North America and robust demand for consulting and broking services. Growth for the rest of the segment was driven by strong demand for consulting and project activities particularly in Great Britain CRB delivered solid organic revenue growth across all geographies. Growth was driven by new business generation and renewals. North America’s organic growth was also partly attributable to a gain recorded from the sale of a business portfolio IRR had strong broad - based organic revenue across all businesses. Reinsurance’s and Wholesale’s growth was driven by new business generation and renewals, Insurance Consulting & Technology saw strong new technology sales, and Investment growth was driven by new clients BDA continued to deliver organic growth in the mid - market and large - market spaces. TRANZACT had a strong quarter with revenue of $95 million, which is not included in the organic revenue growth as presented Q1 2019 Q1 2020 Human Capital & Benefits 3% 4% Corporate Risk & Broking 4% 4% Investment, Risk & Reinsurance 5% 5% Benefits Delivery & Administration 1 10% 1% Willis Towers Watson 5% 4% 1 Benefits Delivery & Administration organic growth as presented excludes TRANZACT with transaction closing July 30, 2019

willistowerswatson.com Summary of Segment Financial Results Q1 2020 segment results compared to Q1 2019 © 2020 Willis Towers Watson. All rights reserved. 8 1 The Operating Margin percentage is rounded. 2 Revenue includes TRANZACT revenue for Q1 2020 after July 30, 2019 closing. As reported, $USD million, except % Q1 2019 Q1 2020 Revenue Operating Margin % 1 Revenue Operating Margin % 1 Margin Year - over - year Human Capital & Benefits 829 25% 850 25% +30 bps Corporate Risk & Broking 728 17% 739 17% - 20 bps Investment, Risk & Reinsurance 589 43% 615 45% +240 bps Benefits Delivery & Administration 2 135 - 15% 231 - 5% +1,060 bps

willistowerswatson.com Maintaining A Flexible Balance Sheet Position Reinforcing our business fundamentals; safeguarding WTW’s financial strength 9 © 2020 Willis Towers Watson. All rights reserved. A disciplined capital management strategy intended to provides Willis Towers Watson with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities, and support significant value creation for shareholders Our capital structure provides a solid foundation for business strength and growth in the long - term A solid history of effectively managing our leverage with a commitment to maintaining investment grade credit rating Taking a disciplined approach to managing outstanding debt with the near - term focus on liquidity management and the goal to returning our leverage profile to historical level (pre - TRANZACT) 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. $USD million Mar 31, 2019 Dec 31, 2019 Mar 31, 2020 Cash and Cash Equivalents 992 887 898 Total Debt 1 4,705 5,617 5,874 Total Equity 10,214 10,369 10,389 Debt to Adj. EBITDA 2 Trailing 12 - month 2.3x 2.4x 2.5x

A Capital Strategy Fit For The Short & Long-Term

Disciplined approach to capital allocation

A capital light business model and capital structure allow us to shift capital between growth and value creation based on changes in the businesses and/or the macro environment

A strong focus on return on investment to optimize the use of cash

A disciplined approach to managing our pipeline of investment opportunities. Matching capital with opportunities that yields the best results for our clients, colleagues, and shareholders

Focus areas to prioritize use of cash

1. Reinvest in our capabilities, businesses, and processes
2. Invest in innovation, technology, and new business opportunities
3. Pursue opportunistic mergers, acquisitions, and divestitures
4. Strengthen balance sheet and liquidity
5. Return excess cash to shareholders through share repurchase[1]
6. Sustain dividends and payout ratio

CASH RETURNED TO SHAREHOLDERS

$3.1B

FY2016 to Q1 FY2020



Share repurchases
Dividends
$ million
$595
$396
$199
$986
$709
$277
$908
$602
$306
$479
$150
$329
In progress[1]
$84
$84
2016
2017
2018
2019
2020 YTD

MEANINGFUL DIVIDEND GROWTH

+9%

Cash dividend growth
4 years CAGR



Quarterly cash dividend per share
$0.48
$0.53
$0.60
$0.65
$0.68
+9%
2016
2017
2018
2019
2020

1 With regards to certain prohibitions under the transaction agreement in connection with the pending business combination with Aon, no share repurchase is expected during the remainder of 2020

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willistowerswatson.com © 2020 Willis Towers Watson. All rights reserved. 11 Prudently withdrawing 2020 guidance due to COVID - 19 uncertainty Proactively reinforcing financial management discipline Comprehensive Contingency And Scenario Planning The pandemic can adversely impact demand for our solutions and services, especially some projects that are considered discretionary for our clients. While we believe our business model is resilient, we have done comprehensive operational and financial planning to prepare for all scenarios, including a deep and long economic downturn impacting the industries, markets, and clients that we serve Protecting Balance Sheet And Strengthening Liquidity The global nature of the pandemic had profound impact on our clients and broadly reduced liquidity around the world. Understanding the impact this can have on Willis Towers Watson, we are proactively managing to protect our balance sheet, maximize our financial flexibility, and secure our access to capital with over $1 billion available through the revolving credit facility and available cash Cash Discipline Across Opex , Capex, and Working Capital While the financial impact of the COVID - 19 pandemic on Willis Towers Watson to - date has not been material, we have taken proactive measures to further operationalize the cash disciplines we instilled across the company. To that effect, we are actively reducing discretionary spending and have the ability to further reduce cash outflow if demand for our solutions and services deteriorates

willistowerswatson.com willistowerswatson.com Appendix: Reconciliation of Non - GAAP Measures 12 © 2020 Willis Towers Watson. All rights reserved.

willistowerswatson.com Appendix 1: Constant currency and organic revenue change As reported, USD millions, except % 13 © 2020 Willis Towers Watson. All rights reserved. ( i ) Components of revenue change may not add due to rounding Components of Revenue Change ( i ) Three Months Ended March 31, As Reported Currency Constant Currency Acquisitions/ Organic 2020 2019 % Change Impact Change Divestitures Change Human Capital & Benefits $ 850 $ 829 3% (1)% 4% 0% 4% Corporate Risk & Broking 739 728 2% (2)% 4% 0% 4% Investment, Risk & Reinsurance 615 589 4% (1)% 6% 1% 5% Benefits Delivery & Administration 231 135 71% 0% 71% 71% 1% Segment Revenue 2,435 2,281 7% (2)% 8% 4% 4% Reimbursable expenses and other 31 31 Revenue $ 2,466 $ 2,312 7% (2)% 8% 4% 4%

willistowerswatson.com Appendix 2: Adjusted operating income and margin, adjusted EBITDA and margin, free cash flow As reported, USD millions, except % 14 © 2020 Willis Towers Watson. All rights reserved. Three Months Ended March 31, 2020 2019 Income from operations $ 360 14.6% $ 359 15.5 % Adjusted for certain items: Abandonment of long - lived asset 35 — Amortization 121 127 Transaction and integration expenses 9 6 Adjusted operating income $ 525 21.3% $ 492 21.3 % Three Months Ended March 31, 2020 2019 Net Income $ 313 12.7% $ 293 12.7 % Provision for income taxes 78 67 Interest expense 61 54 Depreciation 98 54 Amortization 121 127 Transaction and integration expenses 9 6 Adjusted EBITDA and Adjusted EBITDA Margin $ 680 27.6% $ 601 26.0 % Three Months Ended March 31, 2020 2019 Cash flows from/(used in) operating activities $ 23 $ (47) Less: Additions to fixed assets and software for internal use (66) (57) Free Cash Flow $ (43) $ (104)

willistowerswatson.com Appendix 3: Adjusted net income, adjusted diluted earnings per share, adjusted income before taxes, adjusted income tax rate As reported, USD millions, except % and EPS 15 © 2020 Willis Towers Watson. All rights reserved. ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. Three Months Ended March 31, 2020 2019 Net Income attributable to Willis Towers Watson $ 305 $ 287 Adjusted for certain items: Abandonment of long - lived asset 35 — Amortization 121 127 Transaction and integration expenses 9 6 Tax effect on certain items listed above ( i ) (35) (32) Adjusted Net Income $ 435 $ 388 Weighted - average shares of common stock, diluted 130 130 Diluted Earnings Per Share $ 2.34 $ 2.20 Adjusted for certain items: (ii) Abandonment of long - lived asset 0.27 — Amortization 0.93 0.97 Transaction and integration expenses 0.07 0.05 Tax effect on certain items listed above ( i ) (0.27) (0.25) Adjusted Diluted Earnings Per Share $ 3.34 $ 2.98 Three Months Ended March 31, 2020 2019 Income from operations before income taxes $ 391 $ 360 Adjusted for certain items: Abandonment of long - lived asset 35 — Amortization 121 127 Transaction and integration expenses 9 6 Adjusted income before taxes $ 556 $ 493 Provision for income taxes $ 78 $ 67 Tax effect on certain items listed above (i) 35 32 Adjusted income taxes $ 113 $ 99 U.S. GAAP tax rate 20.0% 18.8 % Adjusted income tax rate 20.4% 20.1%

willistowerswatson.com About Willis Towers Watson Willis Towers Watson (NASDAQ: WLTW) is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. With roots dating to 1828, Willis Towers Watson has more than 45,000 employees and services clients in more than 140 countries. We design and deliver solutions that manage risk, optimize benefits, cultivate talent, and expand the power of capital to protect and strengthen institutions and individuals. Our unique perspective allows us to see the critical intersections between talent, assets and ideas — the dynamic formula that drives business performance. Together, we unlock potential. Learn more at willistowerswatson.com. © 2020 Willis Towers Watson. All rights reserved.